SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    AMENDMENT
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 29, 2005


                          DESERT HEALTH PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

                                     Arizona
         (State or other jurisdiction of incorporation or organization)

                                   86-0699108
                      (IRS Employer Identification Number)

                              8221 East Evans Road
                            Scottsdale Arizona 85260
                    (Address of principal executive offices)

                            Johnny Shannon, President
                          Desert Health Products, Inc.
                              8221 East Evans Road
                            Scottsdale Arizona 85260
                     (Name and address of agent for service)

                                 (480) 951-1941
          (Telephone number, including area code of agent for service)

                         ------------------------------


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         1. i. Desert Health Products, Inc., an Arizona corporation ("Registrant") primary accountant, Semple & Cooper, LLP was dismissed by the Registrant on July 29, 2005.

         ii. No reports on the financial statements prepared by Semple & Cooper, LLP over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals, except for concerns about the Company's ability to continue as a going concern.

         iii. The decision to change accountants was, recommended and approved by the Board of Directors, on July 29, 2005.

         iv. During the registrant's two most recent fiscal years, and the subsequent interim period through July 29, 2005 (the date of dismissal), there were no disagreements with Semple & Cooper, LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Semple & Cooper, LLP would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         2.       i.       The registrant retained the services of the
                           accounting firm of Malone & Bailey, PC on July 29,
                           2005 as their principal accountant.

                  ii. During the Registrant's fiscal years ended December 31, 2003 and 2004 and any later interim period, including the interim up to and including the date the relationship with Semple & Cooper, LLP ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

                   iii. During the Registrant's fiscal years ended December 31, 2003 and 2004, and any later interim period, including the interim up to and including the date the relationship with Semple & Cooper, LLP ceased the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

                   iv. During the two most recent fiscal years and the subsequent interim period through July 29, 2005 the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Registrant's fiscal years ended December 31, 2003 and 2004, and any later interim period, including the interim up to and including the date the relationship with Semple & Cooper, LLP ceased.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

         None

Exhibits

         16 - Letter re change in certifying accountant.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DESERT HEALTH PRODUCTS, INC.



                                          By: /s/Johnny Shannon
                                             ----------------------------------
                                                  Johnny Shannon, President


Date:  August 10, 2005



                                   EXHIBIT 16


SEMPLE & COOPER, LLP
    CERTIFIED PUBLIC ACCOUNTANTS
===============================================================================
         2700 NORTH CENTRAL AVENUE, NINTH FLOOR, PHOENIX, ARIZONA 85004
                      TEL 602-241-1500 o FAX 602-234-1867


August 9, 2005


Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on July 29, 2005, to be filed by our former client, Desert Health Products, Inc. We agree with the statements made in response to that Item insofar as they relate to our firm.

Very truly yours,

/s/Semple & Cooper, LLP













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